                                                                    Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                                       David Moradi

Address:                                    1333 2nd Street, 3rd Floor
                                            Santa Monica, CA 90401

Date of Event Requiring Statement:          09/04/18